EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of February 27, 2006 among The Shaw Group Inc. (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto as “Guarantors” and BNP Paribas, as administrative agent (in such capacity, the “Agent”) pursuant to authority granted by the Required Lenders.

The Borrower, the “Guarantors” party thereto, the “Lenders” party thereto and the Agent are parties to a Credit Agreement dated as of April 25, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $550,000,000.

The parties hereto wish to amend the Loan Documents as hereinafter set forth and accordingly hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Loan Documents shall be amended as follows:

2.01. References Generally. Direct and indirect references in the Loan Documents to the Credit Agreement and the Security Agreement shall be deemed to be references to the Credit Agreement and the Security Agreement as respectively amended hereby.

2.02. Recitals. The reference in the second paragraph of the recitals of the Credit Agreement to “$550,000,000” shall be replaced by “$550,000,000 (as such amount may be increased as provided herein).”

2.03. Definitions. Article I of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Article I) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Article I):

“Aggregate Commitment” means $550,000,000 (before giving effect to any increase of the Aggregate Facility LC Commitment on the Amendment No. 2 Effective Date pursuant to Section 2.21), as reduced or increased from time to time pursuant to the terms hereof.

“Aggregate Facility LC Commitment” means $550,000,000 (before giving effect to any increase of the Aggregate Facility LC Commitment on the Amendment No. 2 Effective Date pursuant to Section 2.21), as reduced or increased from time to time pursuant to the terms hereof.

“Aggregate Revolving Credit and Financial LC Commitment” means (a) before August 27, 2007, $425,000,000 and (b) on August 27, 2007 and thereafter $375,000,000, as reduced from time to time pursuant to the terms hereof.

“Aggregate Revolving Credit Commitment” means (a) before August 27, 2007, $425,000,000 and (b) on August 27, 2007 and thereafter $375,000,000.

“Amendment No. 2” means Amendment No. 2, dated as of February 27, 2006, to this Agreement.

“Amendment No. 2 Effective Date” means the date that the amendments to this Agreement set forth in Amendment No. 2 become effective.

“Consolidated Fixed Charges Ratio” means, for any Calculation Period, the ratio of (a) (i) Shaw EBITDA for such Calculation Period less (ii) Non-Financed Capital Expenditures plus (iii) the Net Cash Proceeds from the sale of any asset and which is allocated to any such asset as part of such sale, which would be classified as a fixed or capital asset on a consolidated balance sheet of the Consolidated Group prepared in accordance with Agreement Accounting Principles but excluding those expenditures incurred to replace assets lost due to casualty or condemnation, provided that the proceeds from insurance or condemnation are used to pay therefor; to (b) the sum of (i) Consolidated Interest Expense excluding any amortization of financing fees, amortization of discounts and other interest expenses not paid in cash, (ii) mandatory scheduled principal payments on any Indebtedness (other than principal due upon the Facility Termination Date and amounts to be paid in connection with the tender for the Borrower’s notes evidencing its term debt) plus (iii) taxes paid in cash and determined, directly or indirectly, by the income of the Borrower or any Person in the Consolidated Group. The calculation of Fixed Charges Ratio shall be calculated beginning in the second fiscal quarter of the fiscal year ending August 31, 2005 after giving pro forma effect to the consummation of the Transactions.

2.04. A new Section 2.2(e) shall be inserted in the Credit Agreement reading as follows:

“(e) If the sum of the aggregate outstanding principal amount of the Revolving Credit Loans plus the Financial LC Obligations exceeds the Aggregate Revolving Credit and Financial LC Commitment, the Borrower shall, first, immediately repay the principal of the Revolving Credit Loans and, second (upon all of the Revolving Credit Loans having been paid in full), provide cash cover for outstanding Letters of Credit, in an aggregate amount at least equal to such excess.”

Section 2.05 Commitment Fee, Reductions in Aggregate Commitment. Section 2.5 of the Credit Agreement shall be amended to read as follows:

“2.5 Commitment Fee, Reductions in Aggregate Commitment.

(a) The Borrower agrees to pay to the Agent for the account of each Lender according to its Pro Rata Share a commitment fee at a per annum rate equal to the Applicable Fee Rate on the average daily excess of the Aggregate Commitment over the Aggregate Outstanding Credit Exposure (other than Swing Line Loans) from the date hereof to and including the Facility Termination Date, payable quarterly in arrears on each Payment Date hereafter and on the Facility Termination Date.

(b) The Borrower may permanently reduce the Aggregate Commitment in whole or in part by reducing the Aggregate Facility LC Commitment in integral multiples of $5,000,000, upon at least three Business Day’s prior written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that (i) the amount of the Aggregate Commitment may not be reduced below the Aggregate Outstanding Credit Exposure and (ii) the Aggregate Facility LC Commitment shall not be reduced below the amount of the LC Obligations. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder.”

2.06. Increase of the Facility LC Commitments. A new Section 2.21 shall be inserted in the Credit Agreement reading as follows:

“2.21. Increase of the Commitments.

(a) Subject to Section 2.21(b) below, the amount of the Aggregate Facility LC Commitment may be increased by an amount not exceeding $200,000,000 at the request of the Borrower from time to time as follows: (i) the Borrower shall designate one or more financial institutions acceptable to the Administrative Agent (which acceptance will not be unreasonably withheld), to assume Facility LC Commitments in an aggregate amount equal to the amount of such increase and (ii) on the date that such increase becomes effective, Revolving Credit Loans shall be repaid and/or borrowed to the extent necessary such that they shall be held by the Lenders ratably in proportion to their respective Pro Rata Shares (determined after giving effect to such designations). In the event of the designation by the Borrower of a financial institution pursuant to clause (i) of the preceding sentence (each financial institution being so designated being referred to herein as an “Assuming Lender”), and subject to the execution and delivery to the Administrative Agent by the Borrower and such Assuming Lender of documentation satisfactory to the Administrative Agent in its reasonable discretion to effect such designation: (x) such Assuming Lender shall become (or, if such Assuming Lender was theretofore a Lender shall continue as) a Lender having a Facility LC Commitment equal to the amount of such increase allocated to such Assuming Lender in such designation (plus, if such Assuming Lender was theretofore a Lender, the amount of the Facility LC Commitment held by such Assuming Lender immediately prior to such designation) and (y) the participations in outstanding Letters of Credit and Reimbursement Obligations shall thereupon automatically and without further action be re-allocated all to the extent necessary such that the participations in such Letters of Credit and Reimbursement Obligations shall be held by the Lenders ratably in proportion to their respective Pro Rata Shares (determined after giving effect to such designations). In no event shall any Lender be required to become an Assuming Lender.

(b) The Borrower shall furnish to the Agent, each in form and substance satisfactory to the Agent and to the extent required by the title insurance company: (i) evidence that any amendment to the Mortgages to reflect the increase in Commitments pursuant to the Lender Addenda shall have been made, within 30 days after the date of such increase in Commitments and (ii) evidence satisfactory to the Agent that date down endorsements or the functional equivalent thereof, current to the date of the recording of the amendments to the Mortgages that reflect the increase in Commitments pursuant to the Lender Addenda, are issued in connection with each of the existing Mortgage Policies issued, within 60 days after the date of such increase in Commitments; provided that the Agent shall be able to grant extensions in its sole discretion for the date down endorsements or functional equivalent thereof for the Mortgages identified on Schedule I. The failure of the Borrower to furnish any document in clauses (i) and (ii) above within the time frames noted above shall constitute a Default under the Credit Agreement and any other Loan Document.

(c) Each increase in the Aggregate Facility LC Commitment pursuant to Section 2.21(a) shall automatically and simultaneously increase the Aggregate Commitment by the same amount.”

2.07. Schedule 2.19. Schedule 2.19 of the Credit Agreement shall be amended by adding thereto the descriptions of the Letters of Credit listed on Annex A attached hereto.

2.08. Security Agreement. The reference in the second paragraph of the preamble of the Security Agreement to “$550,000,000” shall be replaced by “$550,000,000 (as such amount may be increased as provided in the Credit Agreement)”.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article V of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 2.

Section 4. Waiver. The Borrower hereby requests, and the Agent hereby consents to, a waiver of the default which occurred on November 2, 2005, when the Guarantor SWINC Acquisition Five, L.L.C. changed its name to International Consultants, L.L.C., without providing thirty (30) days’ prior written notice to the Agent in accordance with the terms of Section 5.07 of the Security Agreement.

Section 5. Conditions Precedent. The amendments set forth in Section 2 hereof and the waiver set forth in Section 4 hereof shall become effective, as of the date hereof, upon:

(i) the execution and delivery of counterparts of this Amendment No. 2 by the Borrower, the Guarantors and the Agent pursuant to authority granted by the Required Lenders,

(ii) the Borrower furnishing the following to the Agent each in form and substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person:

(a) a copy, certified by the Secretary or Assistant Secretary of the Borrower of its by-laws,

(b) a copy, certified by the Secretary or Assistant Secretary of the Borrower, along with a certificate of good standing and existence from the Secretary of State of the State of Louisiana, of resolutions of its board of directors authorizing the execution of this Amendment No. 2,

(c) an incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers or managers of the Borrower authorized to sign this Amendment No. 2, upon which certificates the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower,

(d) a written opinion or opinions of counsel to the Borrower and the Guarantors, addressed to the Lenders and covering such matters as may be required by Agent, in form and substance reasonably satisfactory to the Agent, and

(iii) the Borrower furnishing to the Agent each in form and substance satisfactory to the Agent, and with sufficient copies for the Lenders, a bring-down certificate executed by the Secretary or Assistant Secretary of each Guarantor, certifying that: (a) the organizational and operative documents of such Guarantor certified and delivered as of April 25, 2005 have not been amended, rescinded or otherwise changed and remain in full force and effect, (b) the incumbency certificate of such Guarantor certified and delivered as of April 25, 2005 has not been amended, rescinded or otherwise changed, and each signatory thereto remains an Authorized Officer of such Guarantor and is authorized to sign this Amendment No. 2, (c) to the best knowledge of such Secretary or Assistant Secretary, the good standing certificates delivered by such Guarantor in connection with the closing of the Credit Agreement on April 25, 2005 remain true, accurate and correct and that such Secretary or Assistant Secretary has no knowledge to the contrary thereof and (d) that the copies of the resolutions of the respective boards of directors, members or managers or any other governing body authorizing the execution of this Amendment No. 2, as attached to such certificate, are true, accurate and correct and remain in full force and effect.

(iv) the Borrower furnishing to the Agent, each in form and substance satisfactory to the Agent evidence of compliance with Section 6.23 of the Credit Agreement with respect to Shaw Morgan City Terminal, Inc., Shaw Home Louisiana, Inc., Shaw Capital, Inc., Shaw Environmental International, Inc. and Hydro Power Solutions LLC.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement and the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

THE SHAW GROUP INC.

By:
Robert L. Belk
Executive Vice President and
Chief Financial Officer

GUARANTORS:

WHIPPANY VENTURE I, L.L.C
HYDRO POWER SOLUTIONS LLC

By:	—
Robert L. Belk
Executive Vice President

SHAW CONSTRUCTORS, INC.

By:	—
Ronnie Volentine
President

STONE & WEBSTER MICHIGAN, INC.

By:	—
Gary P. Graphia
Vice President and Secretary

SO-GLEN GAS CO., LLC

by its sole member,

EMCON/OWT, Inc.

By:	—
Robert L. Belk

Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer

EMCON/OWT, INC.

By:	—
Robert L. Belk

Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer

GUARANTORS (continued)

AMERICAN PLASTIC PIPE AND
SUPPLY, L.L.C.
B.F. SHAW, INC.
C.B.P. ENGINEERING CORP.
EDS EQUIPMENT COMPANY, LLC
EDS PUERTO RICO, INC.
ENVIROGEN, INC.
FIELD SERVICES, INC.
LFG SPECIALTIES, L.L.C.
MWR, INC.
PROSPECT INDUSTRIES (HOLDINGS) INC.
SHAW ALLOY PIPING PRODUCTS, INC.
SHAW BENECO, INC.
SHAW COASTAL, INC.
SHAW CONNEX, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.
SHAW E & I RUSSIA, INC.
SHAW ENERGY DELIVERY SERVICES, INC.
SHAW ENVIRONMENTAL, INC.
SHAW ENVIRONMENTAL &
INFRASTRUCTURE, INC.
SHAW ENVIRONMENTAL
INTERNATIONAL, INC.
SHAW FABRICATORS, INC.
SHAW FACILITIES, INC.
SHAW FIELD SERVICES, INC.
SHAW FT. LEONARD WOOD HOUSING,
SHAW GLOBAL ENERGY SERVICES, INC.
SHAW GRP OF CALIFORNIA
SHAW INDUSTRIAL SUPPLY CO., INC.
SHAW INFRASTRUCTURE, INC.
SHAW INTELLECTUAL PROPERTY
HOLDINGS, INC.
L.L.C.

SHAW INTERNATIONAL, INC.
SHAW JV HOLDINGS, L.L.C.
SHAW LITTLE ROCK HOUSING, L.L.C.
SHAW LIQUID SOLUTIONS LLC
SHAW MAINTENANCE, INC.
SHAW POWER SERVICES GROUP, L.L.C.

By:	—
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued)

SHAW WASTE SOLUTIONS, LLC

By:	—
Robert L. Belk

Executive Vice President and Chief Financial Officer

STONE & WEBSTER – JSC MANAGEMENT CONSULTANTS, INC.

By:	—
Robert L. Belk
Executive Vice President, Senior Vice
President and Treasurer

BADGER TECHNOLOGIES, L.L.C.
BADGER TECHNOLOGY HOLDINGS, L.LC.
PIKE PROPERTIES I, INC.
PIKE PROPERTIES II, INC.
SHAW GLOBAL, L.L.C.
SHAW TRANSMISSION & DISTRIBUTION

SERVICES, INC.

By:	—
Robert L. Belk
Vice President and Treasurer

S C WOODS, L.L.C.

by its sole member,

Stone & Webster, Inc.

By:	—
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued)

INTERNATIONAL CONSULTANTS, L.L.C.
SHAW BEALE HOUSING, L.L.C.
SHAW CAPITAL INC. (LOUISIANA CORPORATION)
SHAW CAPITAL INC. (NEVADA CORPORATION)

SHAW CENTCOM SERVICES, L.L.C.
SHAW HANSCOM HOUSING, L.L.C.
SHAW HOME LOUISIANA, INC.
SHAW MANAGED SERVICES, INC.
SHAW MANAGEMENT SERVICES
ONE, INC.
SHAW MORGAN CITY TERMINAL
SHAW NAPTECH, INC.
SHAW POWER SERVICES, INC.
SHAW PROCESS AND INDUSTRIAL
GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW PROPERTY HOLDINGS, INC.
SHAW SERVICES, L.L.C.
SHAW SSS FABRICATORS, INC.
SHAW SUNLAND FABRICATORS, INC.
SHAW WORD INDUSTRIES
FABRICATORS, INC.
STONE & WEBSTER ASIA, INC.
STONE & WEBSTER HOLDING ONE, INC. STONE & WEBSTER HOLDING TWO, INC. STONE & WEBSTER, INC. STONE & WEBSTER INTERNATIONAL,	INC.

STONE & WEBSTER INTERNATIONAL HOLDINGS, INC.

STONE & WEBSTER MASSACHUSETTS, STONE & WEBSTER PROCESS TECHNOLOGY, INC.	INC.

STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.
STONE & WEBSTER SERVICES, L.L.C.

By:	—
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued)

STONE & WEBSTER CONSTRUCTION, INC.

By:	—
Robert L. Belk
President and Executive Vice President

ARLINGTON AVENUE E VENTURE, LLC
CAMDEN ROAD VENTURE, LLC
GREAT SOUTHWEST PARKWAY

VENTURE, LLC

By:	—
T.A. Barfield, Jr.
President

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.

By:	—
Robert L. Belk
President and Executive Vice President

SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC.
SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC.

SHAW NORTHEAST HOUSING, L.L.C.
SHAW NORTHWEST HOUSING, L.L.C.
SHAW STONE & WEBSTER PUERTO RICO,		INC.
By:	—
Robert L. Belk
Vice President and Treasurer

GUARANTORS (continued):

LANDBANK PROPERTIES, L.L.C.

By:	—
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.

By:	—
T.A. Barfield, Jr.
Chairman and Chief Executive Officer

THE LANDBANK GROUP, INC.

By:	—
T.A. Barfield, Jr.
Chief Executive Officer and
Chairman of the Board

GUARANTORS (continued):

BENICIA NORTH GATEWAY II, L.L.C.
CHIMENTO WETLANDS, L.L.C.
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND

SERVICES, L.L.C.

NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
SHAW ALASKA, INC.
SHAW AMERICAS, L.L.C.
SHAW CALIFORNIA, L.L.C.
SHAW CMS, INC.
SHAW MEXICO, L.L.C.
SHAW REMEDIATION SERVICES, L.L.C.

By:	—
T.A. Barfield, Jr.
President

INTEGRATED SITE SOLUTIONS, L.L.C.

by its sole member,

Shaw Environmental & Infrastructure, Inc.

By:	—
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued):

NUCLEAR TECHNOLOGY SOLUTIONS,

L.L.C.

by its sole member,

S C WOODS, L.L.C.

by its sole member,

Stone & Webster, Inc.

By:	—
Robert L. Belk
Executive Vice President and Treasurer

SELS ADMINISTRATIVE SERVICES, L.L.C.

by its sole member,

Shaw Environmental Liability Solutions, L.L.C.

By:	—
T.A. Barfield
Chairman and Chief Executive Officer

BNP PARIBAS, as Agent

By:
Name:
Title:

[Updated List for Section 2.19]

Schedule I

[Mortgaged Property]